Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SOUTHERN MISSOURI BANCORP, INC .
                   ______________________________________________
                  (Name of Registrant as Specified in Its Charter)

                           SOUTHERN MISSOURI BANCORP, INC.
                     __________________________________________
                     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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           14a-6(j)(2).
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           Rule 14a-6(i)(3).
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

(1)        Title of each class of securities to which transaction applies:
                              N/A
___________________________________________________________________________

(2)        Aggregate number of securities to which transactions applies:
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___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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___________________________________________________________________________

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___________________________________________________________________________

[ ]        Check box if any part of the fee is offset as provided by Exchange
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(1)        Amount previously paid:
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___________________________________________________________________________

                                 October 4, 1996





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Southern Missouri Bancorp, Inc. to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine, Poplar Bluff, Missouri, on Monday, October 28, 1996, at 9:00 a.m., Central Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, including its principal subsidiary, Southern Missouri Savings Bank, FSB. Directors and officers of the Corporation, as well as a representative of Kraft, Miles & Tatum, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                 Sincerely,


                                 /s/Donald R. Crandell
                                 Donald R. Crandell
                                 President and Chief
                                 Executive Officer
PAGE

                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 VINE STREET
                          POPLAR BLUFF, MISSOURI  63901
                                 (573) 785-1421



                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 28, 1996



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Southern Missouri Bancorp, Inc. ("Corporation") will be held at Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 28, 1996, at 9:00 a.m., Central Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.     The election of two directors of the Corporation; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 30, 1996 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/Samuel H. Smith
                                 SAMUEL H. SMITH
                                 SECRETARY

Poplar Bluff, Missouri
October 4, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PAGE

                                  PROXY STATEMENT
                                         OF
                           SOUTHERN MISSOURI BANCORP, INC.
                                  531 VINE STREET
                            POPLAR BLUFF, MISSOURI  63901
                                  (573) 785-1421

                         ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 28, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Missouri Bancorp, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 28, 1996, at 9:00 a.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 4, 1996. Southern Missouri Savings Bank, FSB, a wholly owned subsidiary of the Corporation, is referred to herein as "Southern Missouri" or the "Savings Bank."


                             VOTING AND PROXY PROCEDURE

     Stockholders of record as of the close of business on September 30, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of September 30, 1996, the Corporation had 1,803,201 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a stockholder is a participant in the Southern Missouri Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.


PAGE

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports the following table sets forth, as of September 30, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all officers and directors of the Corporation as a group. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at September 30, 1996.

   Name and                       Amount and Nature      Percent of
  Address of                        of Beneficial       Common Stock
Beneficial Owner                    Ownership (1)        Outstanding

Southern Missouri Savings Bank
Employee Stock
Ownership Plan Trust                  142,830               7.92%

All Officers and

Directors as a
Group (9 persons)                     314,153              17.42%
____________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Crandell, 7,568 shares; all executive officers and directors as a group, 13,741 shares. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 30, 1996, pursuant to the 1994 Stock Option Plan ("Option Plan") and unvested shares of restricted Common Stock awarded pursuant to the Savings Bank's Management Recognition and Development Plans ("MRDPs") established in connection with the Conversion. See "EXECUTIVE COMPENSATION."

                            SUPERVISORY AGREEMENT

     On December 21, 1994, the Savings Bank voluntarily entered into a Supervisory Agreement with the Office of Thrift Supervision ("OTS"), its primary federal regulator. The Supervisory Agreement generally concerns the Savings Bank's investment portfolio and, specifically, focuses on the reporting, monitoring and assessment of interest rate risk in connection with the Savings Bank's portfolio of collateralized mortgage obligations ("CMOs"). As part of the Supervisory Agreement, the

Savings Bank hired a Chief Financial Officer to augment the Savings Bank's expertise and facilitate compliance with regard to the reporting, monitoring and assessment of interest rate risk in connection with the Savings Bank's CMO portfolio. In addition, the Savings Bank revised its Investment Policy to conform more closely to the OTS's policy on securities activities and the Savings Bank's Board of Directors has implemented additional procedures to review the Savings Bank's investment activities and monitor its interest rate risk management. The Supervisory Agreement will remain in effect until it is terminated by the OTS.

                      PROPOSAL I - ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of six members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors Robert A. Seifert and James W. Tatum. The nominees are current members of the Boards of Directors of the Corporation and the Savings Bank. Each director of the Corporation is also a director of the Savings Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth as to each nominee and director continuing in office, his name, age, the year he first became a director, and the number of shares of Common Stock beneficially owned at September 30, 1996. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                                                             Shares of
                                                            Common Stock
                                           Year             Beneficially
                                           First              Owned at
                                          Elected/    Year   September Percent
                       Principal         Appointed    Term      30,      of
    Name    Age(1)    Occupation(2)     Director(2)  Expires  1996(3)   Class
_________   ______    _____________     ___________  _______  _______  _______


                                     BOARD NOMINEES

Robert A.     75   Chairman and Director   1960      1999(5)   34,277   1.90%
 Seifert(4)        of the Corporation and
                   Director of the Savings
                   Bank.  Mr. Seifert is
                   retired.  Prior to his
                   retirement, he was the
                   Butler County Recorder
                   of Deeds in Poplar Bluff.

James W.      70   Retired.  Prior to      1983       1999(5)  44,277   2.46
 Tatum             his retirement, member
                   and a Partner of Kraft,
                   Miles & Tatum, CPAs, an
                   accounting firm, for
                   over 40 years.

                         (table continued on following page)

                                                             Shares of
                                                            Common Stock
                                           Year             Beneficially
                                           First              Owned at
                                          Elected/    Year   September Percent
                       Principal         Appointed    Term      30,      of
    Name    Age(1)    Occupation(2)     Director(2)  Expires  1996(3)   Class
_________   ______    _____________     ___________  _______  _______  _______

                           DIRECTORS CONTINUING IN OFFICE

Donald R.     62   President and Chief     1985       1997     81,488   4.52%
 Crandell          Executive Officer of
                   the Corporation and
                   President and Chief
                   Executive Officer
                   of Southern Missouri.

Samuel H.     58   President, Chief        1988       1997     44,277   2.46
 Smith             Executive Officer
                   and majority
                   stockholder of S.H.
                   Smith and Company,
                   Inc., an engineering
                   consulting firm, in
                   Poplar Bluff, Missouri.

Leonard W.    77   Retired.  Official      1961       1998     44,277   2.46
 Ehlers            Court Reporter of the
                   36th Judicial Circuit
                   and owner of Ehlers
                   Reporting Service
                   for over 39 years.
                   Chairman of the
                   Savings Bank's Board
                   of Directors.

Thadis R.     77   Retired, former         1971       1998     24,277   1.34
 Seifert(4)        Executive Vice
                   President of Southern
                   Missouri.
_____________
(1)     At June 30, 1996.
(2)     Includes prior service on the Board of Directors of the Savings Bank.
(3) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting and/or investment power with respect to such security. Includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and investment power. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 30, 1996, pursuant to the Option Plan, and unvested shares awarded pursuant to the Savings Bank's MRDPs.
(4)     Robert A. Seifert and Thadis R. Seifert are brothers.
(5)     Assuming re-election at the Meeting.

                       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of the Boards. The Board of Directors of the Corporation and the Savings Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1996, the Board of Directors of the Corporation held 15 meetings and the Board of Directors of Southern Missouri held 16 meetings. No director of the Corporation or Southern Missouri attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

     The Board of Directors of the Savings Bank has standing Executive, Audit, Personnel and Nominating Committees, among others.

     The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Crandell, Ehlers and Seifert. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee met one time during fiscal 1996.

     The Audit Committee consists of Messrs. Tatum (Chairman), Thadis R. Seifert and Smith. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met six times during fiscal 1996.

     The Personnel Committee consists of Messrs. Thadis R. Seifert (Chairman), Smith and Robert A. Seifert. This Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This Committee met twice during fiscal 1996.

     In connection with the Annual Meeting and selection of the management nominees for election as directors, Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows:
"... no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that written notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended June 30, 1996.

                         DIRECTORS' COMPENSATION

     Members of the Board of Directors of the Savings Bank currently receive a fee of $800 per month. Additionally, the members of the Board of Directors of SMS Financial Services, Inc., the Savings Bank's wholly-owned subsidiary, receive a fee of $200 per month. Members of the Board of Directors of the Corporation currently receive a fee of $800 per month. Total fees paid to directors of the Savings Bank, SMS Financial Services, Inc. and the Corporation during the fiscal year ended June 30, 1996 were $105,800.

Directors' Retirement Agreements

     Effective April 13, 1994, the Savings Bank entered into individual retirement agreements with its current outside directors in recognition of their past service to the Savings Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50 percent after five years of service, 75 percent after 10 years of service, and 100 percent after 15 years of service. The benefits payable under the director's retirement agreements are an unfunded and unsecured obligation of the Savings Bank that is payable solely out of the general assets of the Savings Bank.

                        EXECUTIVE COMPENSATION

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Savings Bank received salary and bonuses in excess of $100,000 during the year ended June 30, 1996.

                     SUMMARY COMPENSATION TABLE(1)
_____________________________________________________________________
                                             Long-Term
                                            Compensation
              Annual Compensation              Awards
______________________________________  __________________
                                 Other    Re-                All
                                 Annual stricted            Other
Name and                         Compen- Stock              Compen-
Principal         Salary  Bonus  sation  Award(s)  Options  sation
Position    Year  ($)(2)   ($)   ($)(3)  ($)(4)      (#)    ($)(5)
__________  ____  ______  _____  ______  ______    _______  ______

Donald R.
 Crandell   1996 $116,391 $  --    --   $   --       --    $   --
 President
 and Chief  1995  114,555  4,425   --       --       --        --
 Executive
 Officer    1994  108,506  4,664   --    171,390   26,781   19,748

___________
(1)     All compensation, including fringe benefits, are paid by the Savings
        Bank.
(2) Includes directors' fees of $6,600, $6,000 and $6,300 for the fiscal years 1994, 1995 and 1996, respectively.
(3) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.

                            (footnotes continued on following page)

(4) Represents the total value of the MDRP awards at the date of grant on April 13, 1994. At June 30, 1996, the value of the unvested MDRP awards for Mr. Crandell was $102,834. Dividends may be paid on restricted stock subject to the discretion of the MDRP Committee.
(5) Does not include amounts payable to Mr. Crandell pursuant to an employment agreement in event of a "change in control" of the Corporation. See "-- Employment Agreement."

Option Exercise/Value Table

     The following information with respect to options exercisable during the fiscal year ended June 30, 1996 and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
_________________________________________________________________________
                                                            Value of
                                            Number of      Unexercised
                                           Unexercised     In-the-Money
                       Shares               Options at      Options at
                      Acquired              FY-End(#)       FY-End ($)
                         on      Value
                      Exercise  Realized   Exercisable/    Exercisable/
    Name                 (#)      ($)     Unexercisable    Unexercisable
__________________    ________  ________  _____________    _____________

Donald R. Crandell       --        --       26,781/-0-     $110,472/-0-

     Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

     Employment Agreement. In connection with the Conversion, on April 13, 1994, the Corporation and the Savings Bank entered into a three-year employment agreement with Donald R. Crandell. The agreement provides that Mr. Crandell's salary will be paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The current salary level for Mr. Crandell is $116,391. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by Mr. Crandell. The agreement is terminable by the Savings Bank for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Crandell is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

     The severance payment pursuant to the agreement will equal 2.99 times Mr. Crandell's average annual compensation during the preceding five years. Such amount will be paid within ten business days following the termination of employment. Based upon the current salary level for Mr. Crandell, the aggregate payment that would be payable under the terms of the agreement if a change in control occurred in 1996 is approximately $329,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Crandell's right to compete against the Savings Bank and the Corporation for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminate his employment for cause.

                         TRANSACTIONS WITH MANAGEMENT

     Mr. Tatum, a member of the Board of Directors of the Savings Bank, was a partner in the firm of Kraft, Miles & Tatum from 1954 until December 31, 1989. Subsequent to Mr. Tatum's retirement as a partner, Kraft, Miles & Tatum began serving as the Savings Bank's accountants on June 30, 1991.

     The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. The Savings Bank has never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1996, loans to directors and executive officers totalled $338,712.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

     Based solely on a review of the reports and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during fiscal 1996 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were complied with on a proper and timely basis.

                                  AUDITORS

     The Board of Directors has renewed the Corporation's arrangements with Kraft, Miles & Tatum, independent public accountants, to be its auditors for the 1997 fiscal year. A representative of Kraft, Miles & Tatum is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

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                                 OTHER MATTERS

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                              FINANCIAL STATEMENTS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 30, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than June 7, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/Samuel H. Smith
                                 SAMUEL H. SMITH
                                 SECRETARY

Poplar Bluff, Missouri
October 4, 1996

                                  FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO SAMUEL H. SMITH, SECRETARY, SOUTHERN MISSOURI BANCORP, INC., 531 VINE STREET, POPLAR BLUFF, MISSOURI 63901.

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                                   REVOCABLE PROXY
                           SOUTHERN MISSOURI BANCORP, INC.


                           ANNUAL MEETING OF STOCKHOLDERS
                                  OCTOBER  28, 1996


     The undersigned hereby appoints Leonard W. Ehlers, Thadis R. Seifert and Samuel H. Smith as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine, Poplar Bluff, Missouri, on Monday, October 28, 1996, at 9:00 a.m., Central Time, and at any and all adjournments thereof, as follows:

                                                                 VOTE
                                                 FOR           WITHHELD

          1.     The election as directors of
                 all nominees listed below
                 (except as marked to the
                 contrary below).                [  ]            [  ]


                 Robert A. Seifert
                 James W. Tatum


                 INSTRUCTION:  To withhold your vote
                 for any individual nominee, write
                 that nominee's name on the line below.














     The Board of Directors recommends a vote "FOR" the above proposal.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 4, 1996 and the 1996 Annual Report to Stockholders.

Dated: ______________, 1996




_________________________              __________________________
PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER




_________________________              __________________________
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


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